Summary Prospectus | May 1, 2018
Equity Income Series
Class/Ticker: S/MNESX I/MNEIX
This is the Summary Prospectus of the Equity Income Series - Class S and Class I Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The Series’ prospectus and statement of additional information, both dated May 1, 2018, as each may be amended or supplemented, are incorporated into this Summary Prospectus.
Investment Goal
The Series’ primary investment objectives are to provide current income and income growth, and it has a secondary goal of providing long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
Equity Income Series		CLASS I		CLASS S
Shareholder Fees (paid directly from your investment)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%		0.65%
Distribution (12b-1) Fees		None		None
Other Expenses		0.19%		0.39%
Shareholder Services Fee	None		0.20%
Remainder of Other Expenses	0.19%		0.19%
Acquired Fund Fees and Expenses (AFFE)		0.14%		0.14%
Total Annual Fund Operating Expenses[1]		0.98%		1.18%
Less Fee Waivers and Expense Reimbursements[2]		(0.09)%		(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]		0.89%		1.09%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of a Class’s Shareholder Services Fee, do not exceed 0.75% of each Class's average daily net assets. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class's operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual expense limitation for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class I	$91	$303	$533	$1,193
Class S	$111	$366	$640	$1,424
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 52% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to provide current income and income growth, as well as long-term capital appreciation. The Series

Equity Income Series
will invest, under normal circumstances, at least 80% of its net assets in equity securities. It invests primarily in income-producing equity securities. The Advisor uses a “bottom-up” strategy, focusing on individual security selection to identify companies that it believes will make attractive long-term investments and produce income. The Series may focus its investments in a small number of companies.
The Series may invest in common stocks and other equity securities, such as preferred stocks, convertible securities, interests in real estate investment trusts (REITs), interests in business development companies (BDCs), limited partner interests in master limited partnerships (MLPs), and ETFs (defined below), as well as derivative instruments, principally options (as described below). The Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts (ADRs). The Series may invest in securities of small-, large-, or mid-size companies.
The Advisor uses a “bottom-up” strategy, focusing on individual security selection to identify companies that meet its investment criteria. In selecting securities for the Series, the Advisor seeks to identify stocks of companies that meet the following criteria:
•	Companies that have the potential to provide a growing level of dividend income going forward.
•	Companies trading at a meaningful discount from their intrinsic value, where that value is a reflection of their current cash-generating ability rather than relying meaningfully on growth.
•	Companies that the Advisor expects to be beneficiaries of special situations, including those driven by cycles in the economy or in the capital markets.
When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Risks of dividend-paying common stocks — Dividend-paying common stocks may be subject to additional risk that may cause them to underperform other types of stocks. In addition, if stocks held by the Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.
Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’

Equity Income Series
investments in emerging market countries are subject to the following risks:
•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.
•	It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.
•	There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Options risk – Options, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option contract may not correlate perfectly with the underlying investment. Investments in options are also subject to liquidity risk, which is described below.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.
Convertible securities risk — The Series’ investments in convertible securities are subject to interest rate risk and credit risk, similar to fixed income securities. In addition, they are also subject to the risk that the price of the underlying common stock will go down, which may cause a proportionate (or disproportionate) decline in the price of the convertible security.
Risks of investing in BDCs — The Series' investments in BDCs are subject to additional risks. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. Generally, little public information exists for the companies in which a BDC may invest and there is a risk that investors in the BDC may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. The Series will indirectly bear its proportionate share of any management and other operating expenses and of any performance based or incentive fees charged by the BDCs in which it invests, in addition to the expenses paid by the Series.
Risks of investing in REITs — The Series’ investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.
Risks of investing in MLPs — The Series' investments in MLPs are subject to additional risks. MLPs often own several properties or businesses (or other interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. There may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Risks of investing in a small number of companies — The Series may focus its investments in a small number of companies. If it does, changes in the market value of a single investment could cause greater fluctuations in the Series’ share price than would occur in a fund with a broader range of holdings.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the

Equity Income Series
likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the performance of the Class S shares of the Series for the full calendar year since its inception. The total return table shows how the average annual total returns for the Class S shares and Class I shares of the Series for different periods compare to those of a broad-based securities index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/14): 7.47%
Lowest (quarter ended 09/30/15): (7.34)%
Average Annual Total Returns For Period Ended December 31, 2017
	1 Year	Since Inception on 12/31/13
Class S Shares
Return Before Taxes	15.19%	9.34%
Average Annual Total Returns For Period Ended December 31, 2017
	1 Year	Since Inception on 12/31/13
Return After Taxes on Distributions	14.05%	8.18%
Return After Taxes on Distributions and Sale of Series Shares	9.42%	7.09%
Class I Shares
Return Before Taxes	15.31%	9.53%
Index: (reflects no deduction for fees, expenses, or taxes)
Russell 1000® Value Index	13.66%	9.83%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Michael J. Magiera, CFA®
Senior Analyst/Managing Director of Equity Income Group, has managed the Series since 2013.
Elizabeth H. Mallette, CFA®
Senior Analyst, has managed the Series since 2013.
Joseph R. Rydzynski, CFA®
Junior Analyst, has managed the Series since 2015.
Corey A. Van Lare, CFA®
Junior Analyst, has managed the Series since 2018.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum

Equity Income Series
initial investment of the Class S shares of the Series is $2,000. The minimum initial investment for the Class I shares of the Series is $1,000,000.The minimum initial investments for each class are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MNESX Summ 05/01/2018